UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report- November 1, 2010

(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington	000-13468	91-1069248
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1015 Third Avenue, 12th Floor

Seattle, Washington 98104

(Address of principal executive offices)

(206) 674-3400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 1, 2010, the Board of Directors of Expeditors International of Washington, Inc. (the “Company”) amended Article IX of the Company Bylaws.

The amendment to Article IX gives the Company discretion to provide indemnification to a director or officer in connection with a proceeding initiated by that director or officer if permitted by applicable law; explicitly reflects certain statutory procedural requirements for indemnification of directors and officers; and explicitly acknowledges that any amendments to the Bylaws may not adversely affect the indemnification rights existing at the time of the amendments.

A copy of the Bylaws as amended is attached to this Form 8-K as Exhibit 3.2. The foregoing summary is qualified in its entirety by reference to Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.2	Bylaws of Expeditors International of Washington, Inc. as amended November 1, 2010.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

November 4, 2010	By:	/S/ PETER J. ROSE
Peter J. Rose
Chairman and Chief Executive Officer

November 4, 2010	By:	/S/ R. JORDAN GATES
R. Jordan Gates
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Bylaws of Expeditors International of Washington, Inc. as amended November 1, 2010.